UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — September 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAGVX

Putnam American Government Income Fund

Annual report 9|30|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
American Government
Income Fund

Annual report
9 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	56

Shareholder meeting results	57

About the Trustees	58

Officers	60

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash. And the Federal Reserve Board recently indicated that it stands ready to add sufficient liquidity if needed to prevent a relapse into recession.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund.

As a consequence of the credit crisis that gripped financial markets in 2007 and 2008, Fannie Mae and Freddie Mac were placed under conservatorship by their regulator, the Federal Housing Finance Agency, and were given a line of credit with the U.S. Treasury. By investing in both Treasuries and MBSs, the fund’s managers seek to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding mortgage-related securities

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBSs that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Collateralized mortgage obligations (CMOs): CMOs are structured mortgage-backed securities that use pools of MBSs, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Rob Bloemker

How did the fund perform for the year ended September 30, 2010?

I’m pleased to report that Putnam American Government Income Fund’s class A shares returned 8.97%, outperforming both its benchmark, the Barclays Capital Government Bond Index, which advanced 6.97%, and the average return of its Lipper peer group, General U.S. Government Funds, which finished at 7.59%.

How would you characterize the market environment for government securities during the period?

Against the backdrop of a slowly recovering U.S. economy, government-agency mortgage-backed securities [MBS] generally underperformed other types of bonds as U.S. mortgage rates fell to new lows. Declining mortgage rates sparked increased investor concerns about refinancing activity and early mortgage repayments. As a result, during the final months of the period, many MBS holders were forced to accept 100 cents on the dollar for securities that were previously trading at prices higher than this. However, despite record-low mortgage rates, refinancing activity was constrained by extremely tight bank-underwriting requirements, making it difficult for many borrowers to qualify for a new loan. Declining home prices also hampered borrowers’ attempts to refinance by putting loan-to-home-value ratios outside ranges considered acceptable by most lenders.

U.S. Treasuries outperformed MBS but still trailed riskier market segments, such as commercial mortgage-backed securities, emerging-market debt, and high-yield corporate bonds. Treasuries benefited from flight-to-quality demand amid worries about Europe’s sovereign debt crisis. More recently, a string of disappointing economic

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

data releases fueled further gains, as did an indication from the Federal Reserve Board [the Fed] that it might restart its program of large-scale bond purchases.

The fund surpassed its market benchmark and Lipper peer group by significant margins. What accounted for this strong relative performance?

The returns generated by our holdings of interest-only collateralized mortgage obligations [CMO IOs] — which are not held in the benchmark — drove the fund’s outperformance. CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. IOs are securities derived from the interest portion of the underlying mortgages.

CMO IOs are designed so that the longer homeowners take to pay down their mortgages, the more valuable the securities become. Essentially, the longer it takes to pay down principal, the more money a bondholder will make from interest payments on that loan.

In March, Fannie Mae and Freddie Mac announced that they would buy back delinquent mortgages. The MBS market viewed this announcement negatively because, for mortgage investors, a government-sponsored buyback program would have the same effect as mortgagees prepaying their loans. Consequently, most CMO IOs underperformed. We had anticipated this announcement and had begun to shift away from IOs derived from loans that could not be refinanced to those based on mortgages with lower interest rates or lower balances, believing these types of loans would not

Allocations are represented as a percentage of portfolio value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Chart data reflect new calculation methodology in effect within the past six months.

be bought back. Prices of IOs in the former category remained depressed, while prices of IOs in the latter categories rose sharply.

Is there added risk that accompanies the returns from CMO IOs?

The CMO IOs held by the fund carry minimal credit risk, or risk of default, because they are agency securities backed by the full faith and credit of the federal government. In the event that refinancing activity increases significantly, CMO IOs are subject to prepayment risk. However, we have attempted to mitigate this risk by holding IOs that are structured from loans that were issued at comparatively low rates, meaning they are less likely to be refinanced. We also use interest-rate futures, swaps, and options to manage prepayment risk. Lastly, given the relatively small size of the IO market, there is liquidity risk. We seek to manage liquidity risk by carefully analyzing the IOs we purchase and by continually monitoring the liquidity levels in the IO market.

How did you reposition the fund’s portfolio during the period?

Following a period of very rewarding performance, we reduced the fund’s CMO IO holdings by about half. We still viewed IOs as offering solid value, but believed that increased future volatility was a distinct possibility and wanted to reduce the fund’s exposure to this risk.

Credit qualities are shown as a percentage of net assets as of 9/30/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

What is your outlook for the coming months, and how are you positioning the fund?

We anticipate continued high unemployment and weak economic growth in the months ahead, and believe low interest rates may persist for some time. The final month of the period saw the short-term end of the yield curve anchored by a still-low federal funds rate, while yields on longer-term maturities began to rise as inflation expectations increased.

Given the sluggish economic backdrop, it appears likely that the Fed will launch a second round of quantitative easing. We anticipate that the central bank will purchase between $500 billion and $1 trillion in Treasury debt, with an eye toward lowering long-term rates and spurring more borrowing by consumers and businesses. Because of the economy’s weakness, inflation is currently running below the Fed’s informal target of 1.7% to 2.0% annually.

We believe the fund is well positioned should there be additional quantitative easing, even if the Fed’s actions trigger increasing expectations for higher inflation. The fund is receiving substantial amounts of income from its CMO IO holdings. What’s more, if inflation expectations were to rise, the prices of our CMO IO positions may be driven higher by strong demand for high-yielding securities derived from mortgages that are unlikely to be paid off early.

Thanks for the update, Rob.

Of special interest

We are pleased to report that your fund’s monthly dividend increased three times during the 12-month period, from $0.033 to $0.046 per class A share. The increases,

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

which took effect in November 2009, January 2010, and March 2010, were made possible due to increased interest income resulting from higher yields on interest-only (IO) securities and other mortgage-backed securities. IOs are securities whose cash flows come from the interest portion of underlying government-agency mortgages.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Daniel Choquette and Michael Salm.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.87%	6.70%	6.01%	6.01%	6.07%	6.07%	6.56%	6.42%	6.61%	6.97%

10 years	80.51	73.33	67.18	67.18	67.66	67.66	75.92	70.29	76.23	84.82
Annual average	6.08	5.65	5.27	5.27	5.30	5.30	5.81	5.47	5.83	6.33

5 years	43.11	37.43	37.91	35.91	37.91	37.91	41.28	36.73	41.45	45.05
Annual average	7.43	6.57	6.64	6.33	6.64	6.64	7.16	6.46	7.18	7.72

3 years	31.82	26.48	28.94	25.94	29.08	29.08	30.89	26.69	30.93	32.87
Annual average	9.65	8.15	8.84	7.99	8.88	8.88	9.39	8.21	9.40	9.94

1 year	8.97	4.65	8.22	3.22	8.19	7.19	8.66	5.08	8.83	9.35

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 9/30/00 to 9/30/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,718 and $16,766, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,029 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,623 and $18,482, respectively.

Comparative index returns For periods ended 9/30/10

	Barclays Capital Government	Lipper General U.S. Government Funds
	Bond Index	category average*

Annual average (life of fund)	7.90%	6.88%

10 years	82.25	69.50
Annual average	6.19	5.35

5 years	34.43	29.50
Annual average	6.10	5.27

3 years	23.20	22.18
Annual average	7.20	6.85

1 year	6.97	7.59

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 139, 130, 116, 78, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.513		$0.437	$0.437	$0.489		$0.490	$0.537

Capital gains	—		—	—	—		—	—

Total	$0.513		$0.437	$0.437	$0.489		$0.490	$0.537

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/09	$9.92	$10.33	$9.85	$9.89	$9.98	$10.32	$9.92	$9.90

9/30/10	10.28	10.71	10.21	10.25	10.34	10.69	10.29	10.27

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.37%	5.15%	4.70%	4.68%	5.11%	4.94%	5.13%	5.61%

Current 30-day SEC yield [2,3]	N/A	2.96	2.33	2.34	N/A	2.74	2.83	3.33

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/09*	0.94%	1.69%	1.69%	1.19%	1.19%	0.69%

Annualized expense ratio for the six-month period
ended 9/30/10†‡	0.86%	1.61%	1.61%	1.11%	1.11%	0.61%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Excludes the impact of a reduction in expenses during the six months ended 9/30/10 related to the resolution of certain terminated derivatives contracts.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.40	$8.22	$8.22	$5.67	$5.67	$3.12

Ending value (after expenses)	$1,039.40	$1,035.80	$1,035.70	$1,038.00	$1,038.20	$1,040.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.36	$8.14	$8.14	$5.62	$5.62	$3.09

Ending value (after expenses)	$1,020.76	$1,017.00	$1,017.00	$1,019.50	$1,019.50	$1,022.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on

July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam

Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 77th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 55th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 14th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 149, 139 and 118 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2010

The fund’s portfolio 9/30/10

MORTGAGE-BACKED SECURITIES (17.7%)*	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.646s, 2035	$161,961	$23,600
Ser. 06-R1, Class AS, IO, 5.471s, 2036	1,458,984	161,400
Ser. 05-R3, Class AS, IO, 5.523s, 2035	1,568,382	205,850
Ser. 06-R2, Class AS, IO, 5.528s, 2036	1,974,069	236,888
Ser. 05-R2, Class 1AS, IO, 5.295s, 2035	5,187,513	702,053
FRB Ser. 05-R1, Class 1AF1, 0.616s, 2035	159,410	132,311

Fannie Mae
IFB Ser. 10-100, Class QS, IO, 6.394s, 2040	6,150,717	1,029,246
IFB Ser. 10-110, Class SB, IO, 5.74s, 2040	7,456,000	1,071,204
Ser. 10-98, Class DI, IO, 5s, 2040	847,798	137,691

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.844s, 2043	438,184	88,962
FRB Ser. T-57, Class 2A1, 4.24s, 2043	1,863	1,873

Federal National Mortgage Association
IFB Ser. 07-75, Class JS, 50.31s, 2037	222,863	426,217
IFB Ser. 06-62, Class PS, 38.363s, 2036	984,355	1,668,484
IFB Ser. 07-30, Class FS, 28.641s, 2037	504,984	841,727
IFB Ser. 06-49, Class SE, 27.975s, 2036	831,915	1,320,157
IFB Ser. 05-25, Class PS, 27.033s, 2035	65,382	102,860
IFB Ser. 05-74, Class NK, 26.219s, 2035	137,079	218,921
IFB Ser. 06-115, Class ES, 25.535s, 2036	304,411	462,513
IFB Ser. 06-8, Class HP, 23.627s, 2036	674,984	1,043,425
IFB Ser. 05-99, Class SA, 23.627s, 2035	454,239	668,521
IFB Ser. 05-74, Class DM, 23.444s, 2035	1,265,255	1,876,620
IFB Ser. 05-45, Class DC, 23.37s, 2035 F	310,005	454,114
IFB Ser. 08-24, Class SP, 22.344s, 2038 F	5,028,165	7,552,574
IFB Ser. 05-122, Class SC, 22.203s, 2035	1,876,244	2,678,233
IFB Ser. 05-106, Class JC, 19.329s, 2035	883,241	1,269,350
IFB Ser. 05-83, Class QP, 16.728s, 2034	331,724	430,703
IFB Ser. 05-66, Class SL, 15.934s, 2035	1,453,347	1,869,615
FRB Ser. 03-W6, Class PT1, 9.928s, 2042	1,599,094	1,955,392
IFB Ser. 04-24, Class CS, IO, 6.894s, 2034	2,835,327	492,628
IFB Ser. 04-40, Class KS, IO, 6.794s, 2034	8,016,536	1,387,181
IFB Ser. 03-130, Class BS, IO, 6.794s, 2033 F	2,824,169	429,106
IFB Ser. 03-34, Class WS, IO, 6.744s, 2029 F	81,904	8,077
IFB Ser. 05-48, Class SM, IO, 6.544s, 2034	667,395	95,711
IFB Ser. 07-54, Class CI, IO, 6.504s, 2037 F	1,926,747	284,490
IFB Ser. 07-58, Class SP, IO, 6.494s, 2037	647,424	115,641
IFB Ser. 07-28, Class SE, IO, 6.494s, 2037 F	2,105,168	309,392
IFB Ser. 07-24, Class SD, IO, 6.494s, 2037	582,830	87,623
IFB Ser. 05-90, Class GS, IO, 6.494s, 2035	295,786	42,827
IFB Ser. 05-90, Class SP, IO, 6.494s, 2035	1,231,141	168,561
IFB Ser. 06-123, Class CI, IO, 6.484s, 2037	3,629,441	587,026
IFB Ser. 06-43, Class JS, IO, 6.444s, 2036	7,639,786	1,195,321
IFB Ser. 06-36, Class SP, IO, 6.444s, 2036	1,869,926	233,014
IFB Ser. 06-23, Class SP, IO, 6.444s, 2036	2,846,154	450,489
IFB Ser. 06-16, Class SM, IO, 6.444s, 2036 F	557,908	93,064

MORTGAGE-BACKED SECURITIES (17.7%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 06-3, Class SB, IO, 6.444s, 2035	$3,847,871	$681,650
IFB Ser. 05-17, Class SA, IO, 6.444s, 2035 F	2,633,653	397,424
IFB Ser. 04-92, Class S, IO, 6.444s, 2034	110,958	14,972
IFB Ser. 05-104, Class SI, IO, 6.444s, 2033	14,463,806	1,869,704
IFB Ser. 06-128, Class GS, IO, 6.424s, 2037 F	2,094,855	304,721
IFB Ser. 06-109, Class SH, IO, 6.364s, 2036 F	799,193	134,342
IFB Ser. 06-103, Class SB, IO, 6.344s, 2036 F	1,233,765	162,437
IFB Ser. 05-122, Class SG, IO, 6.344s, 2035	1,718,355	249,265
IFB Ser. 05-122, Class SW, IO, 6.344s, 2035	725,323	101,088
IFB Ser. 06-17, Class SI, IO, 6.324s, 2036	344,187	48,878
IFB Ser. 06-86, Class SB, IO, 6.294s, 2036	1,735,719	268,377
IFB Ser. 07-15, Class NI, IO, 6.244s, 2022	1,008,517	124,133
IFB Ser. 07-30, Class LI, IO, 6.184s, 2037	946,959	142,943
IFB Ser. 07-30, Class OI, IO, 6.184s, 2037	2,252,251	369,955
IFB Ser. 07-89, Class SA, IO, 6.174s, 2037 F	1,700,816	231,085
IFB Ser. 06-115, Class JI, IO, 6.124s, 2036	1,880,471	289,649
IFB Ser. 06-123, Class LI, IO, 6.064s, 2037	1,247,269	185,968
IFB Ser. 10-2, Class SD, IO, 6.044s, 2040	295,117	30,847
IFB Ser. 07-81, Class IS, IO, 6.044s, 2037	1,152,790	157,114
IFB Ser. 08-11, Class SC, IO, 6.024s, 2038	350,953	50,306
IFB Ser. 07-39, Class AI, IO, 5.864s, 2037	1,343,304	187,378
IFB Ser. 07-32, Class SD, IO, 5.854s, 2037	2,704,703	364,236
IFB Ser. 07-30, Class UI, IO, 5.844s, 2037	718,533	95,305
IFB Ser. 07-32, Class SC, IO, 5.844s, 2037 F	1,152,764	151,160
IFB Ser. 07-1, Class CI, IO, 5.844s, 2037 F	783,320	103,113
IFB Ser. 09-12, Class DI, IO, 5.774s, 2037	15,325,528	2,325,496
Ser. 07-W1, Class 1AS, IO, 5.508s, 2046	5,493,139	781,319
IFB Ser. 09-3, Class SE, IO, 5.244s, 2037	1,145,790	142,926
FRB Ser. 03-W14, Class 2A, 4.504s, 2043	1,831	1,837
FRB Ser. 04-W2, Class 4A, 4.362s, 2044	1,945	1,960
FRB Ser. 03-W3, Class 1A4, 4.345s, 2042	2,833	2,848
FRB Ser. 04-W7, Class A2, 3.647s, 2034	783	816
FRB Ser. 03-W11, Class A1, 3.251s, 2033	164	167
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	17,495,947	381,946
FRB Ser. 07-95, Class A3, 0.506s, 2036	11,005,000	10,131,533
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	14,599,691	281,303
Ser. 03-W2, Class 1, IO, 0.466s, 2042	810,968	6,330
Ser. 02-T4, IO, 0.444s, 2041	10,217,461	172,420
Ser. 01-50, Class B1, IO, 0.432s, 2041	13,708,405	180,804
Ser. 02-T1, Class IO, IO, 0.422s, 2031	2,107,778	31,725
Ser. 03-W6, Class 3, IO, 0.368s, 2042	1,328,440	15,056
Ser. 01-79, Class BI, IO, 0.323s, 2045	2,725,005	30,583
Ser. 08-53, Class DO, PO, zero %, 2038	571,658	470,463
Ser. 07-64, Class LO, PO, zero %, 2037	322,837	303,018
Ser. 07-44, Class CO, PO, zero %, 2037	503,674	461,295
Ser. 08-36, Class OV, PO, zero %, 2036	108,605	85,028
Ser. 05-50, Class LO, PO, zero %, 2035	6,059	5,989
Ser. 04-61, Class CO, PO, zero %, 2031	537,006	530,377
Ser. 1988-12, Class B, zero %, 2018	13,719	12,347
FRB Ser. 06-115, Class SN, zero %, 2036 F	395,294	330,333

MORTGAGE-BACKED SECURITIES (17.7%)* cont.	Principal amount	Value

Federal National Mortgage Association
FRB Ser. 06-104, Class EK, zero %, 2036	$50,346	$47,788
FRB Ser. 05-117, Class GF, zero %, 2036	26,133	25,597
FRB Ser. 05-45, Class FG, zero %, 2035	160,559	155,442
FRB Ser. 06-1, Class HF, zero %, 2032	64,325	60,671
IFB Ser. 06-48, Class FG, zero %, 2036	123,663	114,903

Freddie Mac
IFB Ser. 3408, Class EK, 24.758s, 2037	513,793	756,354
IFB Ser. 2976, Class LC, 23.476s, 2035	240,210	372,492
IFB Ser. 2976, Class KL, 23.44s, 2035	694,322	1,068,159
IFB Ser. 2979, Class AS, 23.33s, 2034	375,865	537,969
IFB Ser. 3065, Class DC, 19.088s, 2035	3,131,360	4,463,034
IFB Ser. 3105, Class SI, IO, 18.955s, 2036	420,469	214,372
IFB Ser. 3031, Class BS, 16.082s, 2035 F	870,016	1,122,476
IFB Ser. 3184, Class SP, IO, 7.093s, 2033 F	967,022	94,790
IFB Ser. 3110, Class SP, IO, 7.043s, 2035	1,722,369	322,255
IFB Ser. 3156, Class PS, IO, 6.993s, 2036	1,229,438	215,275
IFB Ser. 3149, Class LS, IO, 6.943s, 2036	5,276,069	1,012,847
IFB Ser. 2882, Class NS, IO, 6.943s, 2034	702,492	87,502
IFB Ser. 3149, Class SE, IO, 6.893s, 2036	804,520	154,806
IFB Ser. 3151, Class SI, IO, 6.893s, 2036	6,977,223	1,166,100
IFB Ser. 3157, Class SA, IO, 6.893s, 2036	2,125,125	401,266
IFB Ser. 2752, Class XS, IO, 6.893s, 2030	9,723,986	760,318
IFB Ser. 3203, Class SH, IO, 6.883s, 2036 F	1,755,544	279,599
IFB Ser. 2835, Class AI, IO, 6.843s, 2034	656,370	110,782
IFB Ser. 2828, Class TI, IO, 6.793s, 2030	1,254,181	157,009
IFB Ser. 3410, Class SD, IO, 6.743s, 2038 F	4,173,058	658,606
IFB Ser. 3249, Class SI, IO, 6.493s, 2036	418,196	66,176
IFB Ser. 3042, Class SP, IO, 6.493s, 2035	2,352,037	361,055
IFB Ser. 3316, Class SA, IO, 6.473s, 2037	570,145	80,935
IFB Ser. 3287, Class SE, IO, 6.443s, 2037	1,866,500	280,628
IFB Ser. 3123, Class LI, IO, 6.443s, 2036	1,070,662	188,608
IFB Ser. 2935, Class SX, IO, 6.443s, 2035	7,373,376	793,007
IFB Ser. 3256, Class S, IO, 6.433s, 2036	1,044,711	157,430
IFB Ser. 3031, Class BI, IO, 6.433s, 2035	598,867	107,697
IFB Ser. 3249, Class SM, IO, 6.393s, 2036	423,646	69,597
IFB Ser. 3240, Class SM, IO, 6.393s, 2036	1,415,036	206,680
IFB Ser. 3147, Class SD, IO, 6.393s, 2036	2,065,987	286,334
IFB Ser. 3398, Class SI, IO, 6.393s, 2036	2,260,005	297,688
IFB Ser. 3067, Class SI, IO, 6.393s, 2035	3,325,912	556,192
IFB Ser. 3128, Class JI, IO, 6.373s, 2036	130,465	19,752
IFB Ser. 3240, Class S, IO, 6.363s, 2036	2,010,333	321,774
IFB Ser. 3065, Class DI, IO, 6.363s, 2035	441,636	72,584
IFB Ser. 3145, Class GI, IO, 6.343s, 2036	114,725	17,519
IFB Ser. 3114, Class GI, IO, 6.343s, 2036	615,935	106,200
IFB Ser. 3485, Class SI, IO, 6.293s, 2036	1,923,911	314,559
IFB Ser. 3153, Class QI, IO, 6.293s, 2036	3,067,852	656,551
IFB Ser. 3349, Class AS, IO, 6.243s, 2037	5,054,352	760,326
IFB Ser. 3171, Class PS, IO, 6.228s, 2036	1,022,571	138,264
IFB Ser. 3171, Class ST, IO, 6.228s, 2036 F	1,778,632	279,173
IFB Ser. 3510, Class CI, IO, 6.223s, 2037	7,450,833	1,160,765

MORTGAGE-BACKED SECURITIES (17.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3152, Class SY, IO, 6.223s, 2036	$593,378	$104,702
IFB Ser. 3181, Class PS, IO, 6.213s, 2036	712,882	107,182
IFB Ser. 3012, Class UI, IO, 6.163s, 2035	916,900	135,543
IFB Ser. 3510, Class AS, IO, 6.153s, 2037	3,451,084	568,014
IFB Ser. 3265, Class SC, IO, 6.153s, 2037	891,553	128,223
IFB Ser. 3240, Class GS, IO, 6.123s, 2036	4,368,735	671,169
IFB Ser. 3380, Class SI, IO, 6.113s, 2037 F	12,824,502	1,819,259
IFB Ser. 3257, Class SI, IO, 6.063s, 2036	562,113	77,269
IFB Ser. 3225, Class EY, IO, 6.033s, 2036	4,032,457	555,229
IFB Ser. 3225, Class JY, IO, 6.033s, 2036	2,356,485	354,274
IFB Ser. 3502, Class DS, IO, 5.893s, 2039	831,817	99,757
IFB Ser. 3339, Class TI, IO, 5.883s, 2037	1,212,597	176,372
IFB Ser. 3510, Class IC, IO, 5.823s, 2037	1,514,636	222,212
IFB Ser. 3012, Class IG, IO, 5.823s, 2035 F	3,882,630	612,007
IFB Ser. 3309, Class SG, IO, 5.813s, 2037 F	1,614,325	207,168
IFB Ser. 3510, Class BI, IO, 5.773s, 2037	2,155,758	328,516
Ser. 3707, Class IK, IO, 5s, 2040	525,692	89,683
Ser. 3707, Class HI, IO, 4s, 2023	1,418,024	124,091
Ser. 3327, Class IF, IO, zero %, 2037	98,101	1,044
Ser. 3439, Class AO, PO, zero %, 2037	167,571	153,144
Ser. 3391, PO, zero %, 2037	119,248	101,599
Ser. 3289, Class SI, IO, zero %, 2037	113,525	2,278
Ser. 3300, PO, zero %, 2037	327,399	296,592
Ser. 3097, Class OC, PO, zero %, 2036	16,649	16,316
Ser. 3106, PO, zero %, 2036	3,233	3,238
Ser. 3084, Class ON, PO, zero %, 2035	2,918	2,871
Ser. 3046, PO, zero %, 2035	127,356	123,471
Ser. 2947, Class AO, PO, zero %, 2035	21,599	19,708
Ser. 3008, PO, zero %, 2034	25,641	25,445
Ser. 2692, Class TO, PO, zero %, 2033	57,421	51,472
Ser. 2684, PO, zero %, 2033	748,000	661,696
FRB Ser. 3349, Class DO, zero %, 2037	14,763	14,656
FRB Ser. 3299, Class FD, zero %, 2037	55,208	54,733
FRB Ser. 3326, Class XF, zero %, 2037 F	15,186	15,144
FRB Ser. 3274, Class TX, zero %, 2037	267,682	243,341
FRB Ser. 3326, Class YF, zero %, 2037 F	94,004	91,440
FRB Ser. 3261, Class KF, zero %, 2037	112,254	110,492
FRB Ser. 3263, Class TA, zero %, 2037	37,029	36,842
FRB Ser. 3238, Class LK, zero %, 2036	655,183	623,708
FRB Ser. 3129, Class TF, zero %, 2036	234,888	216,684
FRB Ser. 3117, Class AF, zero %, 2036	42,774	34,768
FRB Ser. 3047, Class BD, zero %, 2035	36,372	35,670
FRB Ser. 3326, Class WF, zero %, 2035 F	318,523	303,210
FRB Ser. 3030, Class CF, zero %, 2035	165,737	134,644
FRB Ser. 3033, Class YF, zero %, 2035	53,273	50,714
FRB Ser. 3036, Class AS, zero %, 2035	57,839	46,430
FRB Ser. 3251, Class TP, zero %, 2035	33,334	33,008
FRB Ser. 2947, Class GF, zero %, 2034	29,945	29,423
FRB Ser. 3006, Class TE, zero %, 2034	10,732	10,662

MORTGAGE-BACKED SECURITIES (17.7%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-98, Class CS, IO, 6.443s, 2038	$1,050,601	$178,119
IFB Ser. 10-98, Class SA, IO, 6.443s, 2038	1,016,619	171,615
IFB Ser. 10-32, Class SP, IO, 6.443s, 2036	1,406,510	169,147
IFB Ser. 10-113, Class AS, IO, 6.4s, 2039	1,018,000	185,001
IFB Ser. 10-85, Class SA, IO, 6.393s, 2040	441,092	70,932
IFB Ser. 10-85, Class AS, IO, 6.393s, 2039	1,439,656	225,133
IFB Ser. 10-85, Class SD, IO, 6.393s, 2038	962,200	147,698
IFB Ser. 10-69, Class SP, IO, 6.393s, 2038 F	11,260,000	1,806,932
IFB Ser. 09-106, Class LP, IO, 6.353s, 2036	1,207,272	148,579
IFB Ser. 10-98, Class QS, IO, 6.343s, 2040	1,362,797	213,210
IFB Ser. 10-98, Class YS, IO, 6.343s, 2039	1,409,642	218,339
IFB Ser. 10-47, Class HS, IO, 6.343s, 2039	654,875	104,354
IFB Ser. 06-34, Class PS, IO, 6.333s, 2036	4,448,888	601,712
IFB Ser. 10-50, Class LS, IO, 6.243s, 2040	13,302,230	1,790,613
IFB Ser. 10-53, Class SA, IO, 6.243s, 2039 F	1,370,206	171,403
IFB Ser. 10-2, Class SA, IO, 6.243s, 2037	1,539,806	197,958
IFB Ser. 09-35, Class SP, IO, 6.143s, 2037	3,170,086	364,306
IFB Ser. 10-20, Class SE, IO, 5.993s, 2040	14,854,803	1,897,850
IFB Ser. 10-20, Class SC, IO, 5.893s, 2040	11,808,570	1,783,452
IFB Ser. 10-113, Class BS, IO, 5.736s, 2040	12,024,000	1,609,533
IFB Ser. 10-62, Class SE, IO, 5.493s, 2040	9,837,128	1,137,566
Ser. 10-68, Class MI, IO, 5s, 2039	10,103,169	1,563,682
IFB Ser. 10-14, Class SC, IO, 4.541s, 2035	14,564,556	2,068,167
Ser. 10-84, Class NI, IO, 4 1/2s, 2036	13,413,443	1,571,888
Ser. 06-36, Class OD, PO, zero %, 2036	24,494	23,061
FRB Ser. 07-73, Class KI, IO, zero %, 2037 F	1,574,303	10,291
FRB Ser. 07-73, Class KM, zero %, 2037	157,576	143,969
FRB Ser. 07-35, Class UF, zero %, 2037	37,637	36,726

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	314,041	304,834
Ser. 05-RP3, Class 1A3, 8s, 2035	946,169	870,475
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	1,278,810	1,195,687
FRB Ser. 05-RP2, Class 1AF, 0.606s, 2035	10,481,348	8,856,739

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	27,826	25,878
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	31,290	29,413
Ser. 05-RP1, Class 1AS, IO, 5.677s, 2035	883,071	120,897
IFB Ser. 04-4, Class 1AS, IO, 5.54s, 2034	14,019,672	1,787,508
Ser. 05-RP2, Class 1AS, IO, 5.484s, 2035	9,453,880	1,347,178
Ser. 06-RP2, Class 1AS1, IO, 5.404s, 2036	10,122,496	1,518,374
FRB Ser. 06-RP2, Class 1AF1, 0.656s, 2036	10,122,496	8,553,509
FRB Ser. 04-4, Class 1AF, 0.656s, 2034	1,354,344	1,151,193
FRB Ser. 05-RP1, Class 1AF, 0.606s, 2035	554,717	472,896

MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	40,505	38,277
FRB Ser. 05-2, Class 1A1F, 0.606s, 2035	228,129	188,207

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
7.402s, 2035	30,777	29,699

Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class A2,
7s, 2034	615,739	594,188

MORTGAGE-BACKED SECURITIES (17.7%)* cont.	Principal amount	Value

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.614s, 2034	$31,167	$25,401

Structured Asset Securities Corp. Ser. 07-4, Class 1A4, IO,
1s, 2037	17,406,813	562,136

Total mortgage-backed securities (cost $109,665,814)		$135,883,368

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.2%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 3.50% versus the three month
USD-LIBOR-BBA maturing November 17, 2040.	Nov-10/3.50	$51,798,300	$2,401,369

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	Nov-10/3.50	51,798,300	920,456

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.74%
versus the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	42,274,300	4,315,783

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.74% versus
the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	42,274,300	845

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	5,044,100	366,454

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	5,044,100	337,501

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 3.11% versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.11	60,070,700	2,785,478

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 3.04% versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.04	60,070,700	2,506,750

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.04 versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.04	60,070,700	699,824

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.11% versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.11	60,070,700	601,908

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 3.75% versus the three month USD-LIBOR-BBA
maturing November 10, 2040.	Nov-10/3.75	16,970,100	1,397,997

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.75% versus the three month USD-LIBOR-BBA
maturing November 10, 2040.	Nov-10/3.75	$16,970,100	$78,232

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.82% versus the three month USD-LIBOR-BBA
maturing November 9, 2040.	Nov-10/3.82	16,970,100	1,596,886

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.82% versus the three month USD-LIBOR-BBA
maturing November 9, 2040.	Nov-10/3.82	16,970,100	45,140

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	24,564,400	2,291,122

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	Mar-11/3.665	24,564,400	2,145,700

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 1.885% versus the three month USD-LIBOR-BBA
maturing December 13, 2015.	Dec-10/1.885	126,940,400	1,932,033

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 1.885% versus the three month USD-LIBOR-BBA
maturing December 13, 2015.	Dec-10/1.885	126,940,400	337,663

Total purchased options outstanding (cost $18,546,376)			$24,761,141

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS (40.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (17.6%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from December 15, 2031 to
July 20, 2036	$1,552,130	$1,713,982
6s, with due dates from December 15, 2023 to
November 20, 2038	3,197,164	3,464,122
6s, with due dates from October 15, 2023 to
November 15, 2023	57,683	63,319
5 1/2s, April 20, 2038	9,732,629	10,453,452
5s, March 20, 2040	111,888,235	119,471,281

		135,166,156
U.S. Government Agency Mortgage Obligations (22.4%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, October 1, 2029	1,156,120	1,321,499
6s, September 1, 2021	27,299	29,512
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	427,089	462,090
4 1/2s, with due dates from January 1, 2037 to June 1, 2037	2,143,521	2,242,152
4s, TBA, October 1, 2040	35,000,000	35,911,915

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (40.0%)* cont.	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from April 1, 2032 to January 1, 2036	$1,553,155	$1,721,651
6 1/2s, with due dates from October 1, 2032 to December 1, 2037	1,384,980	1,518,042
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	112,782	123,201
Federal National Mortgage Association
Pass-Through Certificates
6s, with due dates from August 1, 2037 to November 1, 2037	29,319	31,604
6s, with due dates from July 1, 2011 to August 1, 2022	4,399,863	4,754,932
5 1/2s, with due dates from November 1, 2036 to April 1, 2038	17,820,275	18,964,520
5 1/2s, with due dates from December 1, 2011 to February 1, 2021	1,030,427	1,115,075
5s, with due dates from January 1, 2038 to February 1, 2038	260,869	274,576
5s, March 1, 2021	53,317	56,943
4 1/2s, March 1, 2039	343,443	357,892
4 1/2s, TBA, October 1, 2040	29,000,000	30,205,313
4s, with due dates from May 1, 2019 to September 1, 2020	472,678	500,494
4s, TBA, October 1, 2040	71,000,000	72,996,875

		172,588,286
Total U.S. government and agency mortgage obligations (cost $301,944,248)		$307,754,442

U.S. TREASURY OBLIGATIONS (29.7%)*	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$16,475,000	$24,857,943
7 1/2s, November 15, 2016	10,948,000	14,664,333
7 1/8s, February 15, 2023	14,634,000	21,111,831
6 1/4s, May 15, 2030 ##	10,723,000	15,181,422
6 1/4s, August 15, 2023 ##	17,491,000	23,698,939
6s, February 15, 2026	15,756,000	21,285,371
5 1/2s, August 15, 2028	14,632,000	18,988,450
5 1/4s, February 15, 2029	14,641,000	18,512,858
5 1/4s, November 15, 2028	14,988,000	18,943,426
4 1/2s, August 15, 2039 ##	12,231,000	14,008,317
4 1/2s, February 15, 2036	14,640,000	16,840,575
4 3/8s, February 15, 2038	14,685,000	16,559,631

U.S. Treasury Inflation Index Notes 2s, July 15, 2014 [i]	3,290,413	3,572,731

Total U.S. treasury obligations (cost $200,603,253)		$228,225,827

SHORT-TERM INVESTMENTS (44.2%)*	Principal amount/shares	Value

Interest in $486,000,000 joint tri-party repurchase
agreement dated September 30, 2010 with JPMorgan
Securities, Inc. due October 1, 2010 — maturity value
of $35,000,389 for an effective yield of 0.40%
(collateralized by various mortgage backed securities
with coupon rates ranging from 3.50% to 12.50% and due
dates ranging from March 1, 2011 to August 5, 2050, valued
at $495,721,493)	$35,000,000	$35,000,000

SHORT-TERM INVESTMENTS (44.2%)* cont.	Principal amount/shares	Value

Interest in $425,000,000 joint tri-party repurchase
agreement dated September 30, 2010 with Citigroup Global
Markets, Inc. due October 1, 2010 — maturity value
of $10,289,086 for an effective yield of 0.30%
(collateralized by various mortgage backed securities
with coupon rates ranging from 2.683% to 6.50% and due
dates ranging from September 1, 2013 to June 1, 2040,
valued at $433,500,000)	$10,289,000	$10,289,000

Putnam Money Market Liquidity Fund 0.15% [e]	40,623,953	40,623,953

U.S. Treasury Bills for an effective yield of 0.25%,
July 28, 2011 # ##	20,000,000	19,961,600

U.S. Treasury Bills for an effective yield of 0.20%,
June 2, 2011 #	1,837,000	1,834,501

U.S. Treasury Bills with effective yields ranging from
0.22% to 0.31%, March 10, 2011 # ##	3,267,000	3,264,354

U.S. Treasury Bills for an effective yield of 0.18%,
December 23, 2010 ##	15,000,000	14,995,200

U.S. Treasury Bills with effective yields ranging from
0.14% to 0.15%, November 18, 2010 ##	74,000,000	73,985,191

U.S. Treasury Bills for an effective yield of 0.10%,
November 4, 2010	75,000,000	74,992,917

U.S. Treasury Bills for an effective yield of 0.11%,
October 21, 2010	40,000,000	39,997,622

SSgA Prime Money Market Fund 0.18% [i] P	5,340,000	5,340,000

Fannie Mae Discount Notes for an effective yield of 0.25%,
October 1, 2010	20,000,000	20,000,000

Total short-term investments (cost $340,278,565)		$340,284,338

TOTAL INVESTMENTS

Total investments (cost $971,038,256)		$1,036,909,116

Key to holding’s abbreviations

FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $769,101,553.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

At the close of the reporting period, the fund is maintaining liquid assets totaling $323,388,734 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS OUTSTANDING at 9/30/10
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	400	$53,487,500	Dec-10	$437,744

U.S. Treasury Bond 30 yr (Long)	65	9,183,281	Dec-10	(25,600)

U.S. Treasury Note 2 yr (Long)	1	219,484	Dec-10	341

U.S. Treasury Note 5 yr (Long)	146	17,646,609	Dec-10	124,183

U.S. Treasury Note 10 yr (Long)	588	74,115,563	Dec-10	776,196

Total				$1,312,864

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $64,321,762)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$29,998,000	Aug-11/4.49	$4,346,110

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	43,781,000	Jul-11/4.525	6,553,140

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	12,932,000	Aug-11/4.475	59,358

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	12,932,000	Aug-11/4.475	1,855,871

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	14,999,000	Aug-11/4.55	61,346

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $64,321,762) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$29,998,000	Aug-11/4.49	$132,891

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	14,999,000	Aug-11/4.55	2,247,300

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,677,000	Aug-11/4.765	16,974

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,677,000	Aug-11/4.765	952,828

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	90,809,000	Aug-11/4.70	278,784

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	90,809,000	Aug-11/4.70	14,802,775

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	65,671,500	Jul-11/4.745	172,716

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	65,671,500	Jul-11/4.745	11,019,678

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	20,529,000	Jul-11/4.5475	68,977

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	41,058,000	Jul-11/4.52	143,292

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	43,781,000	Jul-11/4.525	151,920

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	43,781,000	Jul-11/4.46	166,806

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	20,529,000	Jul-11/4.5475	3,111,375

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	41,058,000	Jul-11/4.52	6,128,317

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $64,321,762) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	$43,781,000	Jul-11/4.46	$6,300,390

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	7,846,920	Feb-15/5.36	245,138

Option on an interest rate swap with Barclays Bank PLC for
the obligation to pay a fixed rate of 5.36% versus the three
month USD-LIBOR-BBA maturing February 13, 2025.	7,846,920	Feb-15/5.36	1,148,004

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	17,656,640	Feb-15/5.27	573,819

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	17,656,640	Feb-15/5.27	2,488,350

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	44,468,500	May-12/5.51	9,243,689

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	24,564,400	Mar-11/4.7375	9,334

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	24,564,400	Mar-11/4.665	10,317

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	39,594,300	Nov-10/3.05	703,591

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	39,594,300	Nov-10/3.05	1,835,592

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	8,242,500	Aug-15/4.375	826,640

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	8,242,500	Aug-15/4.375	1,473,429

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	8,242,500	Aug-15/4.46	784,356

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $64,321,762) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	$8,242,500	Aug-15/4.46	$1,536,371

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	26,233,000	Oct-10/4.02	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	26,233,000	Oct-10/4.02	3,414,487

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	44,468,500	May-12/5.51	253,211

Total			$83,117,176

TBA SALE COMMITMENTS OUTSTANDING at 9/30/10 (proceeds receivable $30,173,594)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, October 1, 2040	$29,000,000	10-13-10	$30,205,313

Total			$30,205,313

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$188,530,700	$112,796	7/23/15	1.90%	3 month USD-
				LIBOR-BBA	$(4,352,462)

227,025,000	(207,930)	7/23/20	3 month USD-
			LIBOR-BBA	2.96%	9,280,974

Barclays Bank PLC
34,959,600	(47,403)	3/5/19	3.53%	3 month USD-
				LIBOR-BBA	(3,395,768)

15,229,900 E	—	3/9/21	4.2375%	3 month USD-
				LIBOR-BBA	(2,048,878)

17,214,600	(393,784)	9/21/20	3 month USD-
			LIBOR-BBA	3.95%	1,780,527

1,684,400	44,216	9/28/20	4.02%	3 month USD-
				LIBOR-BBA	(178,009)

69,070,300	—	8/9/15	3 month USD-
			LIBOR-BBA	1.77%	1,124,540

5,060,000	—	8/27/15	1.6275%	3 month USD-
				LIBOR-BBA	(42,159)

4,740,000	—	8/27/40	3.21625%	3 month USD-
				LIBOR-BBA	92,988

25,139,000	—	9/1/15	1.72%	3 month USD-
				LIBOR-BBA	(313,884)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$9,613,000	$—	9/1/40	3 month USD-
			LIBOR-BBA	3.35%	$59,449

41,545,300	—	9/7/15	3 month USD-
			LIBOR-BBA	1.6525%	362,959

23,300,000	—	7/6/30	3 month USD-
			LIBOR-BBA	3.5675%	1,471,946

Citibank, N.A.
205,736,400	39,413	7/9/20	3 month USD-
			LIBOR-BBA	3.01%	9,842,696

34,535,100	—	8/9/20	3 month USD-
			LIBOR-BBA	2.89875%	1,201,528

4,410,700	—	9/24/12	3 month USD-
			LIBOR-BBA	0.6175%	2,222

27,131,300	—	9/24/20	2.5875%	3 month USD-
				LIBOR-BBA	(68,286)

10,804,800	(2,926)	6/28/14	1.81%	3 month USD-
				LIBOR-BBA	(334,976)

Credit Suisse International
147,315,700	(832,719)	2/22/40	4.58%	3 month USD-
				LIBOR-BBA	(37,035,129)

21,000,000	—	8/16/20	2.732%	3 month USD-
				LIBOR-BBA	(400,349)

35,900,000	—	9/27/12	0.6125%	3 month USD-
				LIBOR-BBA	(12,059)

7,200,000	—	9/27/20	3 month USD-
			LIBOR-BBA	2.53875%	(15,985)

773,200	(2,357)	7/8/40	3 month USD-
			LIBOR-BBA	3.76%	67,869

Deutsche Bank AG
103,188,500	(64,926)	7/27/12	0.78%	3 month USD-
				LIBOR-BBA	(518,191)

178,199,300	417,449	7/27/20	3 month USD-
			LIBOR-BBA	2.94%	7,479,950

Goldman Sachs International
23,491,300	—	7/20/40	3.7275%	3 month USD-
				LIBOR-BBA	(1,957,635)

171,627,400	(19,106)	10/1/12	0.59%	3 month USD-
				LIBOR-BBA	13,503

41,210,700	(9,437)	5/12/13	3 month USD-
			LIBOR-BBA	1.64%	1,165,880

63,569,100	—	8/12/15	3 month USD-
			LIBOR-BBA	1.665%	701,405

17,984,300	—	8/12/40	3.68%	3 month USD-
				LIBOR-BBA	(1,298,581)

197,306,600	(462,281)	6/16/15	2.33%	3 month USD-
				LIBOR-BBA	(10,064,052)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
$15,229,900 E	$—	3/8/21	4.165%	3 month USD-
				LIBOR-BBA	$(1,951,712)

16,597,400	(388,379)	9/20/20	3 month USD-
			LIBOR-BBA	3.995%	1,777,277

11,064,900	(257,812)	9/20/20	3 month USD-
			LIBOR-BBA	3.965%	1,155,867

23,491,300	—	7/20/40	3.7225%	3 month USD-
				LIBOR-BBA	(1,934,617)

6,564,200	—	7/22/40	3.75%	3 month USD-
				LIBOR-BBA	(574,937)

3,000,000	—	8/16/20	2.732%	3 month USD-
				LIBOR-BBA	(57,193)

27,190,300	—	9/7/14	3 month USD-
			LIBOR-BBA	1.3375%	199,481

12,000,000	—	9/22/20	3 month USD-
			LIBOR-BBA	2.736%	193,937

118,697,700	236,496	7/16/15	2.14%	3 month USD-
				LIBOR-BBA	(4,020,487)

Total					$(32,600,351)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$5,040,531	$—	1/12/39	5.50% (1 month	Synthetic TRS	$(80,763)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

25,625,066	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(11,320)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

16,972,092	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(7,498)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

6,293,963	—	1/12/39	5.50% (1 month	Synthetic TRS	(100,846)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

4,361,351	—	1/12/39	5.50% (1 month	Synthetic TRS	(69,880)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,412,452	$—	1/12/38	(6.50%) 1 month	Synthetic TRS	$(1,949)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,417,002	—	1/12/38	6.50% (1 month	Synthetic TRS	1,068
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

2,285,459	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(1,010)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,837,045	—	1/12/39	5.50% (1 month	Synthetic TRS	(45,457)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

2,971,251	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(1,313)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

18,606,376	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(8,219)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

18,314,481	—	1/12/39	5.50% (1 month	Synthetic TRS	(293,447)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

18,314,481	—	1/12/39	5.50% (1 month	Synthetic TRS	(293,447)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

18,606,376	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(8,219)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

8,553,905	—	1/12/39	5.50% (1 month	Synthetic TRS	(137,056)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
13,864,169	—	1/12/39	5.50% (1 month	Synthetic TRS	(222,141)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

7,969,388	—	1/12/39	5.50% (1 month	Synthetic TRS	(127,691)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$8,062,570	$—	1/12/38	(6.50%) 1 month	Synthetic TRS	$(3,562)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

16,815,266	105,095	1/12/39	5.50% (1 month	Synthetic TRS	(177,090)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

Total					$(1,589,840)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$127,335,729	$8,547,639

Purchased options outstanding	—	24,761,141	—

U.S. Government and Agency Mortgage Obligations	—	307,754,442	—

U.S. Treasury Obligations	—	228,225,827	—

Short-term investments	45,963,953	294,320,385	—

Totals by level	$45,963,953	$982,397,524	$8,547,639

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$1,312,864	$—	$—

Written options	—	(83,117,176)	—

TBA sale commitments	—	(30,205,313)	—

Interest rate swap contracts	—	(30,761,661)	—

Total return swap contracts	—	(1,694,935)	—

Totals by level	$1,312,864	$(145,779,085)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $930,414,303)	$996,285,163
Affiliated issuers (identified cost $40,623,953) (Notes 1 and 6)	40,623,953

Cash	1,796,874

Interest and other receivables	4,109,444

Receivable for shares of the fund sold	2,381,464

Receivable for investments sold	961,068

Receivable for sales of delayed delivery securities (Note 1)	30,217,094

Unrealized appreciation on swap contracts (Note 1)	37,976,066

Premium paid on swap contracts (Note 1)	2,689,060

Total assets	1,117,040,186

LIABILITIES

Payable for variation margin (Note 1)	40,343

Payable for investments purchased	11,809,409

Payable for purchases of delayed delivery securities (Note 1)	138,644,833

Payable for shares of the fund repurchased	975,814

Payable for compensation of Manager (Note 2)	253,195

Payable for investor servicing fees (Note 2)	86,434

Payable for custodian fees (Note 2)	22,751

Payable for Trustee compensation and expenses (Note 2)	187,174

Payable for administrative services (Note 2)	1,542

Payable for distribution fees (Note 2)	479,041

Written options outstanding, at value (premiums received $64,321,762) (Notes 1 and 3)	83,117,176

Premium received on swap contracts (Note 1)	955,465

Unrealized depreciation on swap contracts (Note 1)	72,166,257

TBA sale commitments, at value (proceeds receivable $30,173,594) (Note 1)	30,205,313

Collateral on certain derivative contracts, at value (Note 1)	8,912,731

Other accrued expenses	81,155

Total liabilities	347,938,633

Net assets	$769,101,553

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$697,896,295

Undistributed net investment income (Note 1)	20,013,387

Accumulated net realized gain on investments	37,025,471

Net unrealized appreciation of investments	14,166,400

Total — Representing net assets applicable to capital shares outstanding	$769,101,553

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($706,772,955 divided by 68,742,424 shares)	$10.28

Offering price per class A share (100/96.00 of $10.28)*	$10.71

Net asset value and offering price per class B share ($16,252,535 divided by 1,591,749 shares)**	$10.21

Net asset value and offering price per class C share ($23,424,472 divided by 2,285,461 shares)**	$10.25

Net asset value and redemption price per class M share ($2,860,140 divided by 276,481 shares)	$10.34

Offering price per class M share (100/96.75 of $10.34)***	$10.69

Net asset value, offering price and redemption price per class R share
($3,034,837 divided by 294,923 shares)	$10.29

Net asset value, offering price and redemption price per class Y share
($16,756,614 divided by 1,632,024 shares)	$10.27

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INVESTMENT INCOME

Interest (including interest income of $134,940 from investments
in affiliated issuers) (Note 6)	$43,951,880

Total investment income	43,951,880

EXPENSES

Compensation of Manager (Note 2)	3,344,901

Investor servicing fees (Note 2)	1,088,229

Custodian fees (Note 2)	44,465

Trustee compensation and expenses (Note 2)	54,121

Administrative services (Note 2)	34,788

Distribution fees — Class A (Note 2)	1,705,151

Distribution fees — Class B (Note 2)	171,071

Distribution fees — Class C (Note 2)	167,431

Distribution fees — Class M (Note 2)	13,360

Distribution fees — Class R (Note 2)	8,466

Other	56,155

Fees waived and reimbursed by Manager (Note 2)	(375,296)

Total expenses	6,312,842

Expense reduction (Note 2)	(2,965)

Net expenses	6,309,877

Net investment income	37,642,003

Net realized gain on investments (Notes 1 and 3)	51,178,986

Net realized gain on swap contracts (Note 1)	1,480,940

Net realized gain on futures contracts (Note 1)	33,127,943

Net realized gain on written options (Notes 1 and 3)	5,088,885

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, TBA sale commitments and receivable purchase agreement
during the year	(66,013,562)

Net gain on investments	24,863,192

Net increase in net assets resulting from operations	$62,505,195

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$37,642,003	$27,910,339

Net realized gain on investments	90,876,754	14,566,547

Net unrealized appreciation (depreciation) of investments	(66,013,562)	74,644,744

Net increase in net assets resulting from operations	62,505,195	117,121,630

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(34,274,857)	(27,536,540)

Class B	(725,035)	(766,171)

Class C	(728,764)	(322,710)

Class M	(127,155)	(98,166)

Class R	(84,565)	(18,519)

Class Y	(604,795)	(676,692)

Increase in capital from settlement payments	—	1,290

Redemption fees (Note 1)	1,939	10,352

Increase (decrease) from capital share transactions (Note 4)	40,977,190	(53,479,661)

Total increase in net assets	66,939,153	34,234,813

NET ASSETS

Beginning of year	702,162,400	667,927,587

End of year (including undistributed net investment income
of $20,013,387 and $8,384,375, respectively)	$769,101,553	$702,162,400

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	ments	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	(%) [d,e]	net assets (%) [d]	turnover (%) [f]

Class A
September 30, 2010	$9.92	.53	.34	.87	(.51)	(.51)	—	—	$10.28	8.97	$706,773	.83 [k]	.83 [k]	5.18	195.46
September 30, 2009	8.72	.38	1.22	1.60	(.40)	(.40)	—	— [i]	9.92	18.85	658,710	1.14 [j]	.99	4.14	286.05
September 30, 2008	9.00	.48	(.31) [h]	.17	(.45)	(.45)	—	—	8.72	1.78 [h]	615,515.99		.99	5.22	172.50
September 30, 2007	8.86	.36	.14	.50	(.36)	(.36)	—	—	9.00	5.79	621,954	1.03	1.03	4.03	195.57
September 30, 2006	8.96	.34 [g]	(.11)	.23	(.33)	(.33)	—	—	8.86	2.62	673,112	1.02 [g]	1.02 [g]	3.86 [g]	233.43

Class B
September 30, 2010	$9.85	.45	.35	.80	(.44)	(.44)	—	—	$10.21	8.22	$16,253	1.58 [k]	1.58 [k]	4.48	195.46
September 30, 2009	8.66	.30	1.22	1.52	(.33)	(.33)	—	— [i]	9.85	17.94	19,234	1.89 [j]	1.74	3.37	286.05
September 30, 2008	8.94	.41	(.31) [h]	.10	(.38)	(.38)	—	—	8.66	1.02 [h]	22,848	1.74	1.74	4.49	172.50
September 30, 2007	8.81	.29	.13	.42	(.29)	(.29)	—	—	8.94	4.91	26,021	1.78	1.78	3.28	195.57
September 30, 2006	8.90	.27 [g]	(.10)	.17	(.26)	(.26)	—	—	8.81	1.95	42,996	1.77 [g]	1.77 [g]	3.11 [g]	233.43

Class C
September 30, 2010	$9.89	.44	.36	.80	(.44)	(.44)	—	—	$10.25	8.19	$23,424	1.58 [k]	1.58 [k]	4.33	195.46
September 30, 2009	8.69	.31	1.22	1.53	(.33)	(.33)	—	— [i]	9.89	18.08	12,626	1.89 [j]	1.74	3.44	286.05
September 30, 2008	8.97	.41	(.31) [h]	.10	(.38)	(.38)	—	—	8.69	1.05 [h]	6,560	1.74	1.74	4.55	172.50
September 30, 2007	8.84	.29	.13	.42	(.29)	(.29)	—	—	8.97	4.90	3,403	1.78	1.78	3.28	195.57
September 30, 2006	8.94	.27 [g]	(.11)	.16	(.26)	(.26)	—	—	8.84	1.84	3,627	1.77 [g]	1.77 [g]	3.11 [g]	233.43

Class M
September 30, 2010	$9.98	.51	.34	.85	(.49)	(.49)	—	—	$10.34	8.66	$2,860	1.08 [k]	1.08 [k]	4.94	195.46
September 30, 2009	8.76	.35	1.24	1.59	(.37)	(.37)	—	— [i]	9.98	18.68	2,496	1.39 [j]	1.24	3.89	286.05
September 30, 2008	9.04	.46	(.31) [h]	.15	(.43)	(.43)	—	—	8.76	1.50 [h]	2,204	1.24	1.24	4.98	172.50
September 30, 2007	8.90	.34	.14	.48	(.34)	(.34)	—	—	9.04	5.48	2,111	1.28	1.28	3.79	195.57
September 30, 2006	9.00	.32 [g]	(.12)	.20	(.30)	(.30)	—	—	8.90	2.33	2,115	1.27 [g]	1.27 [g]	3.61 [g]	233.43

Class R
September 30, 2010	$9.92	.48	.38	.86	(.49)	(.49)	—	—	$10.29	8.83	$3,035	1.08 [k]	1.08 [k]	4.62	195.46
September 30, 2009	8.72	.37	1.20	1.57	(.37)	(.37)	—	— [i]	9.92	18.55	726	1.39 [j]	1.24	4.01	286.05
September 30, 2008	9.00	.52	(.38) [h]	.14	(.42)	(.42)	—	—	8.72	1.48 [h]	301	1.24	1.24	5.52	172.50
September 30, 2007	8.86	.34	.14	.48	(.34)	(.34)	—	—	9.00	5.51	70	1.28	1.28	3.79	195.57
September 30, 2006	8.96	.31 [g]	(.10)	.21	(.31)	(.31)	—	—	8.86	2.40	49	1.27 [g]	1.27 [g]	3.57 [g]	233.43

Class Y
September 30, 2010	$9.90	.54	.37	.91	(.54)	(.54)	—	—	$10.27	9.35	$16,757	.58 [k]	.58 [k]	5.32	195.46
September 30, 2009	8.70	.38	1.24	1.62	(.42)	(.42)	—	— [i]	9.90	19.20	8,370	.89 [j]	.74	4.27	286.05
September 30, 2008	8.99	.50	(.32) [h]	.18	(.47)	(.47)	—	—	8.70	1.93 [h]	20,500.74		.74	5.48	172.50
September 30, 2007	8.85	.38	.14	.52	(.38)	(.38)	—	—	8.99	6.09	13,300.78		.78	4.28	195.57
September 30, 2006	8.95	.36 [g]	(.11)	.25	(.35)	(.35)	—	—	8.85	2.90	9,207	.77 [g]	.77 [g]	4.14 [g]	233.43

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.05%

September 30, 2009	0.16

September 30, 2008	0.13

September 30, 2007	0.10

September 30, 2006	0.06

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets.

h Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share.

i Reflects non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.15% of average net assets as of September 30, 2009 (Note 2).

k Excludes the impact of a current period reduction of interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of September 30, 2010 (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam American Government Income Fund (the fund), a diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures contracts The fund uses futures contracts to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average contract amount of approximately $2,000 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to hedge against changes in value of securities it owns, owned or expected to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average contract amount of approximately $384,500,000 on purchased options contracts for the reporting period.

See Note 3 for the volume of written options contracts activity for the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and manage exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average notional amount of approximately $68,100 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average notional amount of approximately $3,583,800 on interest rate swap contracts for the reporting period.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level.

In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $100,878,467 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $101,377,379.

K) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates.

O) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, straddle loss deferrals and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $10,532,180 to increase undistributed net investment income and a decrease to accumulated net realized gains of $10,532,180.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$74,508,307
Unrealized depreciation	(8,971,008)

Net unrealized appreciation	65,537,299
Undistributed ordinary income	18,724,643
Undistributed long-term gain	39,380,292
Cost for federal income tax purposes	$971,371,817

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.550% of the first $5 billion, 0.500% of the next $5 billion, 0.450% of the next $10 billion, 0.400% of the next $10 billion, 0.350% of the next $50 billion, 0.330% of the next $50 billion, 0.320% of the next $100 billion and 0.315% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.412% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $375,296 as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $1,080,163 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $335,747 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $28,257,132, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,965 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $559, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $95,305 and $872 from the sale of class A and class M shares, respectively, and received $19,246 and $1,590 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $954,225,773 and $998,616,529, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $140,331,196 and $107,639,971, respectively.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding
at beginning of the reporting period	$993,606,000	$57,238,233

Options opened	268,129,320	13,895,220
Options exercised	(38,986,400)	(1,722,806)
Options expired	(130,580,400)	(5,088,885)
Options closed	—	—

Written options outstanding
at end of the reporting period	$1,092,168,520	$64,321,762

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	10,599,901	$108,193,224	10,306,073	$91,968,989

Shares issued in connection with
reinvestment of distributions	2,596,916	26,443,556	2,325,860	21,006,503

	13,196,817	134,636,780	12,631,933	112,975,492

Shares repurchased	(10,882,221)	(110,910,127)	(16,822,097)	(151,794,499)

Net increase (decrease)	2,314,596	$23,726,653	(4,190,164)	$(38,819,007)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	587,711	$5,963,786	893,723	$7,865,207

Shares issued in connection with
reinvestment of distributions	61,211	618,967	74,402	664,593

	648,922	6,582,753	968,125	8,529,800

Shares repurchased	(1,009,551)	(10,212,627)	(1,654,051)	(14,759,217)

Net decrease	(360,629)	$(3,629,874)	(685,926)	$(6,229,417)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,455,458	$14,831,892	1,010,120	$9,163,229

Shares issued in connection with
reinvestment of distributions	55,652	565,582	25,262	229,277

	1,511,110	15,397,474	1,035,382	9,392,506

Shares repurchased	(502,891)	(5,115,971)	(512,845)	(4,512,731)

Net increase	1,008,219	$10,281,503	522,537	$4,879,775

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	70,821	$725,082	98,022	$874,225

Shares issued in connection with
reinvestment of distributions	9,867	101,064	9,044	82,066

	80,688	826,146	107,066	956,291

Shares repurchased	(54,436)	(557,383)	(108,338)	(982,838)

Net increase (decrease)	26,252	$268,763	(1,272)	$(26,547)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	254,482	$2,599,691	70,327	$645,803

Shares issued in connection with
reinvestment of distributions	8,274	84,522	2,017	18,519

	262,756	2,684,213	72,344	664,322

Shares repurchased	(41,037)	(416,954)	(33,684)	(304,666)

Net increase	221,719	$2,267,259	38,660	$359,656

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,170,459	$11,974,116	570,245	$5,152,570

Shares issued in connection with
reinvestment of distributions	50,968	518,397	76,162	676,692

	1,221,427	12,492,513	646,407	5,829,262

Shares repurchased	(434,895)	(4,429,627)	(2,156,004)	(19,473,383)

Net increase (decrease)	786,532	$8,062,886	(1,509,597)	$(13,644,121)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments, Receivables,		Payables, Net assets —
Interest rate	Net assets — Unrealized		Unrealized appreciation/
contracts	appreciation/(depreciation)	64,897,614*	(depreciation)	154,397,381*

Total		$64,897,614		$154,397,381

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$185,073	$33,127,943	$1,480,940	$34,793,956

Total	$185,073	$33,127,943	$1,480,940	$34,793,956

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(18,326,603)	$(3,492,198)	$(44,581,542)	$(66,400,343)

Total	$(18,326,603)	$(3,492,198)	$(44,581,542)	$(66,400,343)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $134,940 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $184,378,448 and $246,043,327, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $39,380,293 as a capital gain dividend with respect to the taxable year ended September 30, 2010, or, if subsequently determined to be different, the net capital gain of such year.

For the tax year ended September 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $35,032,549 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	44,746,181	1,905,779

Jameson A. Baxter	44,776,637	1,875,323

Charles B. Curtis	44,837,666	1,814,294

Robert J. Darretta	44,783,232	1,868,728

Myra R. Drucker	44,736,743	1,915,217

John A. Hill	44,851,014	1,800,946

Paul L. Joskow	44,861,837	1,790,123

Elizabeth T. Kennan*	44,766,965	1,884,995

Kenneth R. Leibler	44,838,601	1,813,359

Robert E. Patterson	44,838,095	1,813,865

George Putnam, III	44,825,010	1,826,950

Robert L. Reynolds	44,855,343	1,796,617

W. Thomas Stephens	44,855,856	1,796,104

Richard B. Worley	44,838,112	1,813,848

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

34,075,160	1,076,540	1,221,123	10,279,137

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Francis J. McNamara, III
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited	Richard B. Worley
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Marketing Services	President	Judith Cohen
Putnam Retail Management		Vice President, Clerk and
One Post Office Square	Jonathan S. Horwitz	Assistant Treasurer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Michael Higgins
Custodian	Officer, Treasurer and	Vice President, Senior Associate
State Street Bank	Compliance Liaison	Treasurer and Assistant Clerk
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Assistant Clerk,
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer and
Proxy Manager
Independent Registered	Janet C. Smith
Public Accounting Firm	Vice President, Assistant	Susan G. Malloy
PricewaterhouseCoopers LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter,	Vice President
Vice Chairman
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

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AN027 264131 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$99,930	$--	$5,137	$939*
September 30, 2009	$115,281	$--	$5,112	$1,266*

* Includes fees of $939 and $1,266 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2010 and September 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $405,729 and $ 527,263 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ --	$ 243,601	$ --	$ --
September 30, 2009	$ --	$ 485,847	$ --	$ --

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010